Exhibit 10.01

SECOND AMENDMENT

TO

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

May 15, 2006

among

VALERO LOGISTICS OPERATIONS, L.P.,

as Borrower,

VALERO L.P.,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this “Second Amendment”) dated as of May 15, 2006, is among VALERO LOGISTICS OPERATIONS, L.P., a Delaware limited partnership (the “Borrower”); VALERO L.P., a Delaware limited partnership (the “MLP”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of December 20, 2004 (as amended by the First Amendment to 5-Year Revolving Credit Agreement dated as of June 30, 2005 among the Borrower, the MLP, the Administrative Agent and the Lenders party thereto, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Second Amendment refer to Sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01.

(a) The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this 5-Year Revolving Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may be amended, modified, supplemented or restated from time to time in accordance herewith.

(b) The definition of “Change in Control” is hereby amended in its entirety to read as follows:

“Change in Control” means any of the following events:

(a) 100% (and not less than 100%) of the issued and outstanding Equity Interest of the general partner(s) of the Borrower shall cease to be owned, directly or indirectly, or the Borrower shall cease to be Controlled, by the MLP; or

(b) 100% (and not less than 100%) of the limited partnership interests of the Borrower shall cease to be owned in the aggregate, directly or indirectly, by the MLP; or

(c) the occurrence of any transaction that results in any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder becoming the Beneficial Owner, directly or indirectly, of more than 50% of the general partner interests in the MLP.

(c) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

“Investment Grade Person” means a Person that has issued unsecured senior debt that has at least two of the following ratings on the date the transaction constituting a Change in Control is consummated:

(a) BBB- or above, in the case of S&P (or its equivalent under any successor rating categories of S&P);

(b) Baa3 or above, in the case of Moody’s (or its equivalent under any successor rating categories of Moody’s); or

(c) the equivalent in respect of the rating categories of any rating agencies substituted for S&P or Moody’s.

“Permitted Holder” means Valero Energy or any Investment Grade Person.

“Second Amendment” means the Second Amendment to 5-Year Revolving Credit Agreement dated as of May 15, 2006 among the Borrower, the MLP, the Administrative Agent and the Lenders party thereto.

2

Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Second Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from the Required Lenders, the Borrower and the MLP, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. The Borrower and the MLP each hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION

3

HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

4

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

VALERO LOGISTICS OPERATIONS, L.P.

By:	Valero GP, Inc., its General Partner

By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President and
Chief Financial Officer

VALERO L.P.

By:	Riverwalk Logistics, L.P., its General
Partner

By:	Valero GP, LLC, its General Partner

By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Robert W. Traband
Name:	Robert W. Traband
Title:	Vice President

SUNTRUST BANK, individually and as Syndication Agent

By	/s/ Peter Panos
Name:	Peter Panos
Title:	Vice President

BARCLAYS BANK PLC, individually and as Co-Documentation Agent

By	/s/ Allison McGuigan
Name:	Allison McGuigan
Title:	Associate Director

MIZUHO CORPORATE BANK (USA), individually and as Co-Documentation Agent

By	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Senior Vice President

ROYAL BANK OF CANADA, individually and as Co-Documentation Agent

By	/s/ Dan J. McKinnerney
Name:	Dan J. McKinnerney
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI, LTD., individually and as Co-Managing Agent

By	/s/ Kelton Glasscock
Name:	Kelton Glasscock
Title:	Vice President & Manager

BANK OF AMERICA, N.A., individually and as Co-Managing Agent

By	/s/ Claire Liu
Name:	Claire Liu
Title:	Senior Vice President

THE BANK OF NOVA SCOTIA, individually and as Co-Managing Agent

By	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

BNP PARIBAS, individually and as Co-Managing Agent

By	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

By	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Vice President

CITIBANK, N.A., individually and as Co-Managing Agent

By	/s/ Amy K. Pincu
Name:	Amy K. Pincu
Title:	Attorney-in-Fact

THE ROYAL BANK OF SCOTLAND plc, individually and as Co-Managing Agent

By	/s/ Paul McDonagh
Name:	Paul McDonagh
Title:	Managing Director

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, individually and as Co-Managing Agent

By
Name:
Title:

By
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, individually and as Co-Managing Agent

By	/s/ Thomas Rajan
Thomas Rajan
Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, individually and as Co-Managing Agent

By	/s/ David A. Buck
Name:	David A. Buck
Title:	Senior Vice President

CALYON NEW YORK BRANCH, individually and as Co-Managing Agent

By	/s/ Bertrand Cord’homme
Name:	Bertrand Cord’homme
Title:	Director

By	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Co-Managing Agent

By	/s/ Jo Ann Vasquez
Name:	Jo Ann Vasquez
Title:	Vice President

LEHMAN BROTHERS BANK, FSB

By	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

UBS LOAN FINANCE LLC

By	/s/ Iris R. Otsa
Name:	Iris R. Otsa
Title:	Associate Director, Banking Products Services, US

By	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director, Banking Products Services, US

COMPASS BANK

By	/s/ David G. Mills
Name:	David G. Mills
Title:	Senior Vice President

BANK HAPOALIM B.M.

By
Name:
Title:

By
Name:
Title:

S-21